--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                              February 17, 1997

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') for its fiscal year ended December 31, 1996. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTO'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in investment grade securities and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or rated in one of the four highest rating categories by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

MARKET ENVIRONMENT

The fixed income market continues to be volatile in reaction to short-term changes in economic activity. In September, the market began a decline in interest rates which resulted in a 100 basis point decrease, only to increase by 50 basis points in December. The cause of the volatility in interest rates is the large variable swings in quarter-to-quarter economic activity. Gross National Product economic growth, recorded at 4.7% in the second quarter, fell to 2.1% in the third quarter, only to rebound back to 4.7% in the fourth quarter, although the Gross Domestic Product deflator (an inflation measure) rose at a 1.4% pace, its smallest increase in 30 years. The market's perception of the correlation of economic growth and its impact on inflation and monetary policy is the primary cause of the large swings in interest rates.

Over the long-term, we foresee a stable to lower interest rate environment in the fixed income securities market. Our outlook includes continued improvements in fiscal policy in reducing the budget deficit, favorable demographic trends that should lead to increased savings and a reduction in economic activity, and favorable global inflationary trends, especially in Europe where monetary union should keep inflation in check. The fixed income market should do reasonably well under the slow economic growth and low inflation conditions which we see ahead.

PORTFOLIO PERFORMANCE AND STRATEGY

The Trusts total return for the twelve month period ending December 31, 1996 was 4.04%. Total investment return is computed based upon the change in net asset value of the Trust's shares and includes reinvestment of dividends. The Trust's performance compares quite favorably with the total returns of the 10-year U.S. Treasury Bond of 0.10% and the Lehman Government/Corporate Index of 2.90%, during this same twelve month period. The current monthly dividend the Trust pays its shareholders is $0.05 per share. The current yield of 8.0% on shares of the Trust is based on the NYSE closing price of $7.50 on December 31, 1996.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)
--------------------------------------------------------------------------------

The Trust is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 7.5 years, with the core assets having a duration of 5.6 years. The dollar weighted average maturity of the securities in the portfolio was approximately 8.5 years at December 31, 1996.

The portfolio continues to enjoy the benefit of high credit quality and maintains its AA ratings from Fitch Investors Service, L.P. and Standard & Poor's Corporation. As of December 31, 1996, 82.3% of the portfolio was rated AAA, while 14.2% was rated AA, and only 3.5% was rated A by Standard & Poor's Corporation or Fitch Investors Service, L.P.

We continue to believe that the Trust is properly positioned to provide investors with a stable amount of dividend payments that is attractive relative to its comparable U.S. Treasury Note. We believe that this is the case due to the Trust's portfolio structure, our relative value investment strategy and by investing in high quality securities with relatively predictable cash flow payments.

The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 1996.

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1996*

                                 [PIE CHART]

     U.S. Government Agency Collateralized Mortgage Obligations .. 26.0%
     AAA-Rated Whole Loan Collateralized Mortgage Obligations .... 19.8
     U.S. Treasury and Agency Obligations ........................ 17.8
     Asset-Backed Securities ..................................... 14.7
     Subordinated Collateralized Mortgage Obligations ............  9.0
     Municipal Zero Coupon Securities ............................  5.1
     Commercial Collateralized Mortgage Obligations ..............  3.7
     U.S. Government Agency Pass-Through Certificate .............  3.6
     Repurchase Agreement ........................................  0.3

     * As a percentage of total investments.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)
--------------------------------------------------------------------------------

CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ Kenneth C. Weiss
KENNETH C. WEISS
Chairman, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. President and Chief Executive Officer, Hyperion Capital Management, Inc.

/s/ Louis C. Lucido
LOUIS C. LUCIDO
President, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.
Managing Director and Chief Operating Officer, Hyperion Capital Management, Inc.

/s/ John N. Dunlevy
JOHN N. DUNLEVY
Vice President, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. Director and Senior Portfolio Manager, Hyperion Capital Management, Inc.

------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
December 31, 1996
                                                      Principal       Market
                                   Current             Amount         Value
                                   Coupon   Maturity   (000s)        (Note 2)
------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--67.7%
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATE--5.1%
Federal Home Loan Mortgage
 Corporation (Cost --
  $9,523,912)                       8.00%   12/01/26  $  9,276#    $  9,522,467
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--37.2% Federal Home Loan Mortgage
 Corporation
  Series 1832, Class F, PAC          6.50   03/15/11     5,771#       5,621,318
  Series 1101, Class M, PAC          6.95   07/15/21     7,000#       6,805,316
  Series 1898, Class C               7.50   01/15/20    14,910#      15,056,803
  Series 1515, Class SA              8.61+  05/15/08     1,345        1,310,764
  Series 1576, Class S               8.75+  09/15/08     2,557        2,530,435
  Series 1550, Class SE              8.92+  07/15/08     4,000        3,425,000
                                                                   ------------
                                                                     34,749,636
                                                                   ------------
Federal National Mortgage
 Association
  Series 1992-83, Class K            7.00   04/25/09     6,338#       6,372,663
  Series 1994-92, Class B            7.50   01/25/21    22,067#      21,887,744
  Series 1993-186, Class SA          9.25+  09/25/08     1,695        1,714,686
  Series 1993-170, Class SB          9.75+  08/25/07     2,575        2,652,883
  Series 1992-200, Class SG         11.50+  11/25/22     2,477        2,399,586
                                                                   ------------
                                                                     35,027,562
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
 (REMICS) (Cost -- $68,312,245)                                      69,777,198
                                                                   ------------
U.S. TREASURY & AGENCY OBLIGATIONS--25.4%
Federal National Mortgage
 Association DUS Pools               7.04   07/01/06    17,929       18,253,747
                                     7.43   09/01/06     2,795        2,908,853
                                                                   ------------
  (Cost--$20,849,280)                                                21,162,600
                                                                   ------------


U.S. Treasury Notes                  6.25   07/31/98    10,000#      10,075,000
                                     6.88   03/31/00     2,000#       2,050,938
                                     7.50   01/31/97     4,000#       4,005,624
                                     7.75   01/31/00    10,000#      10,492,188
                                                                   ------------
  (Cost--$26,039,392)                                                26,623,750
                                                                   ------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (Cost -- $46,888,672)       47,786,350
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost -- $124,724,829)   127,086,015
                                                                   ------------
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996
                                                      Principal       Market
                                   Current             Amount         Value
                                   Coupon   Maturity   (000s)        (Note 2)
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--21.0%
First Bank Auto Receivables
 Grantor Trust
  Series 1995-A, Class A             8.00%  01/15/00  $  1,924     $  1,954,561
                                                                   ------------
Green Tree Home Improvement
 Loan Trust
  Series 1996-F, Class HIM1          7.30   11/15/27     4,000        4,028,124
                                                                   ------------
Green Tree Financial Corporation
 Series 1996-3, Class M1             7.70   05/15/27     5,000        5,095,315
 Series 1996-4, Class M1             7.75   06/15/27     4,750        4,851,678
 Series 1996-8, Class M1             7.85   10/15/27     2,250        2,311,524
                                                                   ------------
                                                                     12,258,517
                                                                   ------------
Southern Pacific Secured Assets
 Corporation
  Series 1996-2, Class A5            7.69   04/25/25     5,280        5,368,276
                                                                   ------------
The Money Store Home Equity Trust
 Series 1996-B, Class A7             7.55   02/15/20     7,200        7,347,377
 Series 1996-B, Class A8             7.91   05/15/24     3,000        3,100,314
                                                                   ------------
                                                                     10,447,691
                                                                   ------------

UCFC Home Equity Loan
 Series 1994-B1, Class A5            7.90   08/10/15     5,134        5,289,627
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES (Cost--$38,563,302 )                   39,346,796
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--46.4%
AAA-RATED WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--28.2% CountryWide Funding Corporation
 Series 1995-4, Class A6             7.50   09/25/25    10,000        9,479,690
                                                                   ------------
GE Capital Mortgage Services, Inc.
 Series 1996-9, Class A4             7.50   06/25/26     8,701        8,663,064
                                                                   ------------
Prudential Home Mortgage
 Securities Co., Inc.
  Series 1994-29, Class A6           7.00   10/25/24     5,000        4,748,440
                                                                   ------------
Ryland Mortgage Securities
 Corporation
  Series 1993-A1, Class A            7.45   01/28/23    14,019       13,677,601
                                                                   ------------
Securitized Asset Sales, Inc.
 Series 1995-B, Class A3             7.41   09/25/24    16,700       16,433,852
                                                                   ------------
TOTAL AAA-RATED WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS
 (REMICS) (Cost--$52,923,976 )                                       53,002,647
                                                                   ------------
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--5.3%
DLJ Mortgage Acceptance Corporation
 Series 1996-CF1, Class A1B          7.58   03/13/28     3,000(a)     3,111,093
                                                                   ------------
Potomac Gurnee Finance Corporation
 Series 1, Class A                   6.89   12/21/26     3,000(a)     3,016,407
                                                                   ------------
Resolution Trust Corporation
 Series 1992-C8, Class B             8.84   12/25/23     3,663        3,823,828
                                                                   ------------
TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost--$9,811,623)                                                   9,951,328
                                                                   ------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--12.9%
CountryWide Home Loans, Inc.
 Series 1996-1, Class B1             7.25   05/25/26     3,924        3,790,947
                                                                   ------------

------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
December 31, 1996
------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Residential Funding Mortgage
 Securities I, Inc.
  Series 1996-S7, Class M2           7.00%  03/25/26  $  4,939     $  4,606,335
  Series 1996-S4, Class M2           7.25   02/25/26     4,965        4,745,984
  Series 1995-S11, Class M1          7.50   09/25/25    11,203       10,980,877
                                                                   ------------
                                                                     20,333,196
                                                                   ------------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
 (Cost--$23,939,869)                                                 24,124,143
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$86,675,468)        87,078,118
                                                                   ------------
-------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--7.3%
TEXAS
 Houston Texas, Water & Sewer System
  Revenue Bond, AMBAC                  (b)  12/01/06     5,000        2,990,335
 San Antonio Texas, Electricity & Gas
  Series B, Revenue Bond, FGIC         (b)  02/01/07    10,000        5,871,260
 Texas, Municipal Power Agency
  Revenue Bond, AMBAC                  (b)  09/01/05     5,490        3,532,842
                                                                   ------------
                                                                     12,394,437
                                                                   ------------
WEST VIRGINIA
 West Virginia, State Parkways
  Economic Development and Tourism
  Authority
   Revenue Bond, FGIC                  (b)  05/15/05     1,975        1,290,094
                                                                   ------------
TOTAL MUNICIPAL ZERO COUPON SECURITIES (Cost--$13,158,779)           13,684,531
                                                                   ------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.4%
Dated 12/31/96, with State Street Bank and Trust Company,
 5.50%, due 1/2/97; proceeds: $827,253, collateralized by
 $785,000 U.S. Treasury Note, 7.0%, due 7/15/06, value:
 $847,400 (Cost--$827,000)                                 827          827,000
                                                                   ------------
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--142.8% (Cost--$263,949,378)                      268,022,460
LIABILITIES IN EXCESS OF OTHER ASSETS--(42.8%)                      (80,354,066)
                                                                   ------------
NET ASSETS--100.0%                                                 $187,668,394
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
    # Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)

REMIC Real Estate Mortgage Investment Conduit

  PAC Planned Amortization Class--Security principal payments are within a predetermined range.

    + Variable Rate Security--Coupon rate is rate in effect as of December 31, 1996.

  DUS Delegated Underwriting and Servicing

  (a) Private Placements (Section 144A)

AMBAC American Municipal Bond Assurance Corporation

  (b) Zero Coupon Bonds

 FGIC Financial Guaranty Insurance Company

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost--$263,949,378) (Note 2).............   $268,022,460
Cash............................................................        136,742
Interest and principal paydown receivable.......................      2,341,110
Deferred organization expenses and other assets (Note 2)........        138,063
                                                                   ------------
          Total assets..........................................    270,638,375
                                                                   ------------
LIABILITIES:
Reverse repurchase agreements (Note 5)..........................     82,560,000
Interest payable (Note 5).......................................        164,294
Accrued expenses and other liabilities..........................        116,520
Investment advisory fee payable (Note 3)........................        103,877
Administration fee payable (Note 3).............................         25,290
                                                                   ------------
          Total liabilities.....................................     82,969,981
                                                                   ------------
NET ASSETS (equivalent to $8.89 per share based on 21,115,473
  shares outstanding)...........................................   $187,668,394
                                                                   ------------
                                                                   ------------
COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................   $     21,115
Additional paid-in capital......................................    198,046,611
Undistributed net investment income.............................      1,366,819
Accumulated net realized losses.................................    (15,839,233)
Net unrealized appreciation.....................................      4,073,082
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $187,668,394
                                                                   ------------
                                                                   ------------
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 2):
  Interest......................................................   $20,641,705
                                                                   -----------
EXPENSES:
  Investment advisory fees (Note 3).............................     1,209,528
  Administration fees (Note 3)..................................       294,818
  Insurance.....................................................       166,774
  Custodian.....................................................        59,916
  Reports to shareholders.......................................        50,510
  Directors' fees...............................................        44,140
  Audit and tax services........................................        41,541
  Registration..................................................        31,363
  Transfer agency...............................................        24,185
  Legal.........................................................        20,382
  Amortization of organization expenses (Note 2)................         6,782
  Miscellaneous.................................................        51,583
                                                                   -----------
     Total operating expenses...................................     2,001,522
          Interest expense (Note 5).............................     4,407,436
                                                                   -----------
          Total expenses........................................     6,408,958
                                                                   -----------
  Net investment income.........................................    14,232,747
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT AND FUTURES
 TRANSACTIONS (Note 2):
Net realized gain (loss) on:
  Investment transactions.......................................     3,534,421
  Futures transactions..........................................      (336,153)
                                                                   -----------
                                                                     3,198,268
                                                                   -----------
Net change in unrealized appreciation (depreciation) on:
  Investments...................................................   (13,449,688)
  Futures transactions..........................................       582,188
                                                                   -----------
                                                                   (12,867,500)
                                                                   -----------
Net realized and unrealized loss on investment and futures
  transactions..................................................    (9,669,232)
                                                                   -----------
Net increase in net assets resulting from operations............   $ 4,563,515
                                                                   -----------
                                                                   -----------
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                   For the Year   For the Year
                                                      Ended          Ended
                                                   December 31,   December 31,
                                                       1996           1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
  Net investment income........................... $ 14,232,747   $ 13,366,214
  Net realized gain (loss) on investment, short
     sale, futures and options transactions.......    3,198,268     (4,902,040)
  Net change in unrealized appreciation
     (depreciation) on investments and futures
     transactions.................................  (12,867,500)    31,235,652
                                                   ------------   ------------
  Net increase in net assets resulting from
     operations...................................    4,563,515     39,699,826
                                                   ------------   ------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2):
  Net investment income...........................  (13,486,815)   (14,439,693)
                                                   ------------   ------------
CAPITAL STOCK TRANSACTIONS (NOTE 6):
  Cost of Trust shares repurchased and retired....   (1,687,252)      (485,673)
                                                   ------------   ------------
          Total increase (decrease) in net
            assets................................  (10,610,552)    24,774,460

NET ASSETS:
Beginning of year.................................  198,278,946    173,504,486
                                                   ------------   ------------
End of year (including undistributed net
  investment income of $1,366,819 and $620,887
  respectively)................................... $187,668,394    198,278,946
                                                   ------------   ------------
                                                   ------------   ------------
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net accretion of $612,986).......  $  20,770,410
  Interest expense paid.........................................     (4,433,543)
  Operating expenses paid.......................................     (2,170,490)
  Purchase of short-term portfolio investments, net.............       (184,000)
  Purchase of long-term portfolio investments...................   (302,983,009)
  Proceeds from disposition of long-term portfolio investments
     and principal paydowns.....................................    309,939,164
  Net cash provided by futures transactions.....................        195,410
                                                                  -------------
  Net cash provided by operating activities.....................     21,133,942
                                                                  -------------
Cash flows used for financing activities:
  Net cash used for reverse repurchase agreements...............     (5,923,000)
  Cash used to repurchase and retire Trust shares...............     (1,762,552)
  Cash dividends paid...........................................    (13,591,061)
                                                                  -------------
  Net cash used for financing activities........................    (21,276,613)
                                                                  -------------
Net decrease in cash............................................       (142,671)
Cash at beginning of year.......................................        279,413
                                                                  -------------
Cash at end of year.............................................  $     136,742
                                                                  -------------
                                                                  -------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations............  $   4,563,515
                                                                  -------------
  Decrease in investments.......................................      2,607,349
  Decrease in net unrealized appreciation on investments........     13,449,688
  Decrease in interest receivable...............................        759,090
  Decrease in variation margin payable..........................        (50,625)
  Increase in other assets......................................       (141,571)
  Decrease in accrued expenses and other liabilities............        (53,504)
                                                                  -------------
       Total adjustments........................................     16,570,427
                                                                  -------------
Net cash provided by operating activities.......................  $  21,133,942
                                                                  -------------
                                                                  -------------
------------------
See notes to financial statements.

-----------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
FINANCIAL HIGHLIGHTS
                                                                                 For the Period
                                 For the Year    For the Year    For the Year    March 1, 1993*
                                    Ended           Ended           Ended           through
                                 December 31,    December 31,    December 31,    December 31,
                                     1996            1995            1994             1993
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning
    of the period.............     $   9.29        $   8.11        $   9.41         $    9.34**
                                 ------------    ------------    ------------    ---------------
  Net investment income.......         0.67            0.63            0.80              0.62
  Net effect of shares
    repurchased...............         0.01            0.01            0.01                --
  Net realized and unrealized
    gains (losses) on
    investments, short sales,
    futures and options
    transactions..............        (0.45)           1.22           (1.36)             0.04
                                 ------------    ------------    ------------    ---------------
  Net increase (decrease) in
    net asset value resulting
    from operations...........         0.23            1.86           (0.55)             0.66
                                 ------------    ------------    ------------    ---------------
  Dividends from net
    investment income.........        (0.63)          (0.68)          (0.75)            (0.59)
  Net asset value, end of
    year......................     $   8.89        $   9.29        $   8.11         $    9.41
                                 ------------    ------------    ------------    ---------------
                                 ------------    ------------    ------------    ---------------
  Market price, end of year...     $   7.50        $  7.625        $   7.00         $    8.63
                                 ------------    ------------    ------------    ---------------
                                 ------------    ------------    ------------    ---------------
  TOTAL INVESTMENT RETURN+....        6.98%          19.10%          (10.63)%           (1.81)%(1)

RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTARY DATA:
  Net assets, end of year
    (000s)....................     $187,668        $198,279        $173,504         $ 204,146
  Total operating expenses....        1.08%           1.08%           1.08%             0.99%(2)
  Interest expense............        2.37%           2.49%           1.90%             1.08%(2)
  Net investment income.......        7.65%           7.14%           9.10%             7.85%(2)
  Portfolio turnover rate.....         116%            163%            171%              287%

------------------
  * Commencement of investment operations.

 ** Net of offering costs of $0.03.

  + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

(1) Not Annualized.

(2) Annualized.

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch Investors Service, L.P. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.


The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased -- The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1996
--------------------------------------------------------------------------------

date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the transaction. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on zero-coupon securities are amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses -- A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. For the year ended December 31, 1996, the Advisor earned $1,209,528 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1996
--------------------------------------------------------------------------------

(the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended December 31, 1996, the Administrator earned $294,818 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and Administrator.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 1996 were $197,347,497 and $219,436,503, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 1996 were $105,635,512 and $85,180,933, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 1996 was $264,050,651 and accordingly, net unrealized appreciation for federal income tax purposes was $3,971,809 (gross unrealized appreciation--$4,620,074; gross unrealized depreciation--$648,265). At December 31, 1996, the Trust had a capital loss carryforward of approximately $15,737,930, of which $3,150,568 expires in 2001, $6,856,606 expires in 2002 and $5,730,756 expires in 2003.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 1996, the Trust had the following reverse repurchase agreements outstanding:

                                                            MATURITY IN
                                                          ZERO TO 30 DAYS
                                                          ---------------
       Maturity Amount.................................     $82,815,764
                                                            -----------
       Market Value of Assets Sold Under Agreements....     $83,873,413
                                                            -----------
       Weighted Average Interest Rate..................            5.74%
                                                            -----------

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $81,555,107 at a weighted average interest rate of 5.40%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $100,433,000, as of January 22, 1996, which was 33.4% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 21,115,473 shares outstanding at December 31, 1996, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.2 million shares, are authorized for repurchase. Under the terms of the stock repurchase program, the purchase price may not exceed the then-current net asset value.

During the years ended December 31, 1996 and 1995, the Trust repurchased totals of 225,900 and 64,100 shares of its outstanding common stock at costs of

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
December 31, 1996
--------------------------------------------------------------------------------

$1,687,252 and $485,673 and average discounts of approximately 16.44% and 16.56% from its net asset value, respectively. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Trust held no futures contracts at December 31, 1996.

8. SUBSEQUENT EVENT:

The Trust's Board of Directors declared the following regular monthly dividends:

                         DIVIDENDS   RECORD    PAYABLE
                         PER SHARE    DATE      DATE
                         ---------   -------   -------
                           $0.05     1/20/97   1/30/97
                           $0.05     2/18/97   2/27/97

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 10, 1997

--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 8.35% of the Trust's distributions were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1996, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                      NET REALIZED AND
                                                      UNREALIZED GAINS       NET INCREASE
                                                         (LOSSES) ON       (DECREASE) IN NET
                                                     INVESTMENTS, SHORT    ASSETS RESULTING
                                   NET INVESTMENT    SALES, FUTURES AND          FROM             DIVIDENDS AND
                                       INCOME        OPTION TRANSACTIONS      OPERATIONS          DISTRIBUTION
                                  -----------------  -------------------  -------------------  -------------------   SHARE PRICE
                        TOTAL                  PER                 PER                  PER                  PER     ------------
QUARTERLY PERIOD        INCOME      AMOUNT    SHARE    AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT     SHARE    HIGH     LOW
------------------------------------------------------------------------------------------------------------------
March 1, 1993*
 through March 31,
 1993...............  $1,098,287  $  937,481  $0.04  $   309,743  $ 0.01  $ 1,247,224  $ 0.05  $         0  $ 0.00   10 1/8  $9 7/8

April 1, 1993
 through June 30,
 1993...............   4,763,551   3,832,812   0.18    2,686,112    0.12    6,518,924    0.30   (4,344,306)  (0.20)  10       8 7/8

July 1, 1993 through
 September 30, 1993    5,272,115   4,111,430   0.19    2,755,490    0.13    6,866,920    0.32   (4,342,104)  (0.20)   9 3/8   9

October 1, 1993
 through December
 31, 1993...........   5,832,414   4,539,300   0.21   (4,723,850)  (0.22)    (184,550)  (0.01)  (4,068,685)  (0.19)   9 1/4   8 3/8

January 1, 1994
 through March 31,
 1994...............   5,795,794   4,558,085   0.21   (6,888,543)  (0.32)  (2,330,458)  (0.11)  (4,058,269)  (0.19)   8 7/8   8

April 1, 1994
 through June 30,
 1994...............   5,902,772   4,616,386   0.22   (9,012,124)  (0.40)  (4,395,738)  (0.18)  (4,042,754)  (0.19)   8 1/4   7 5/8

July 1, 1994 through
 September 30, 1994    5,406,620   3,968,134   0.18   (5,830,890)  (0.28)  (1,862,756)  (0.09)  (4,029,318)  (0.19)   8       7 1/4

October 1, 1994
 through December
 31, 1994...........   5,679,863   4,021,909   0.19   (7,726,469)  (0.36)  (3,704,560)  (0.17)  (4,005,735)  (0.18)   7 3/8   6 3/4

January 1, 1995
 through March 31,
 1995...............   4,717,982   3,413,100   0.16   (7,036,248)  (0.33)  (3,623,148)  (0.17)  (3,745,737)  (0.17)   7 3/8   7

April 1, 1995
 through June 30,
 1995...............   4,968,099   3,310,058   0.15   25,633,344    1.20   28,943,402    1.35   (3,745,744)  (0.18)   8       7 1/8

July 1, 1995 through
 September 30, 1995    5,181,587   3,333,022   0.16      211,662    0.01    3,544,684    0.17   (3,476,446)  (0.17)   7 7/8   7 1/8

October 1, 1995
 through December
 31, 1995...........   5,193,154   3,310,034   0.16    7,524,854    0.35   10,834,888    0.51   (3,471,766)  (0.16)   7 7/8   7 1/2

January 1, 1996
 through March 31,
 1996...............   5,275,950   3,476,418   0.16  (11,839,891)  (0.55)  (8,363,473)  (0.39)  (3,463,398)  (0.16)   8 1/8   7 1/2

April 1, 1996
 through June 30,
 1996...............   5,518,159   4,034,887   0.19   (5,449,440)  (0.26)  (1,414,553)  (0.07)  (3,461,523)  (0.16)   7 5/8   7

July 1, 1996 through
 September 30, 1996    5,009,905   3,498,254   0.17    1,735,438    0.08    5,233,692    0.25   (3,372,722)  (0.16)   7 1/2   7

October 1, 1996
 through December
 31, 1996...........   4,837,691   3,223,188   0.15    5,884,661    0.28    9,107,849    0.43   (3,189,172)  (0.15)   7 5/8   7 1/8

* Commencement of investment operations.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022-4213
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W.
Washington D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

------------------------------------------------------
OFFICERS & DIRECTORS
------------------------------------------------------
Kenneth C. Weiss
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

John N. Dunlevy
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------
                      HYPERION
              Capital Management, Inc.
------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

         HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                              520 Madison Avenue
                              New York, NY 10022



                                 HYPERION 2005
                                   INVESTMENT
                                     GRADE
                                  OPPORTUNITY
                                   TERM TRUST

                                 Annual Report

                               December 31, 1996